Fees Summary	Sep. 11, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 12,887.95
Total Fee Amount	17,181.41
Total Transaction Valuation	124,412,810.42
Total Offset Amount	0.00
Net Fee	$ 4,293.46